Cash Overdrafts And Cash Equivalents	12 Months Ended
Dec. 31, 2015
Cash Overdrafts And Cash Equivalents [Abstract]
Cash Overdrafts And Cash Equivalents

9.     Cash Overdrafts and Cash Equivalents

Included in accounts payable are cash overdrafts of $9.3 million and $10.5 million as of December 31, 2015 and 2014, respectively.

From time to time throughout the year, we invest excess cash in money market funds directly with major commercial banks.  We closely monitor the creditworthiness of the institutions with which we invest our overnight funds. We had $76,000 in cash equivalents as of December 31, 2015.  There was $80,000 in cash equivalents as of December 31, 2014.  The weighted average rate of return for our cash equivalents was 0.20% in 2015 and 0.06% in 2014.